                                                                    EXHIBIT 99.1


                             LETTER OF TRANSMITTAL

                             TO TENDER FOR EXCHANGE


                     10 1/2% SENIOR SECURED NOTES DUE 2008


                             BLUEGREEN CORPORATION

                             PURSUANT TO PROSPECTUS

                            DATED             , 1998


THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME ON            , 1998, UNLESS THE EXCHANGE OFFER IS EXTENDED BY THE COMPANY
  IN ITS SOLE DISCRETION, TENDERS OF 10 1/2% SENIOR SECURED NOTES DUE 2008 MAY
   ONLY BE WITHDRAWN UNDER THE CIRCUMSTANCES DESCRIBED IN THE PROSPECTUS AND
                                    HEREIN.


                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                        SUNTRUST BANK, CENTRAL FLORIDA,
                              NATIONAL ASSOCIATION

         By Registered or Certified Mail:                          By Overnight Courier:
          SunTrust Bank, Central Florida,                     SunTrust Bank, Central Florida,
               National Association                                National Association

             By Hand before 4:30 P.M.:                                 By Facsimile:
          SunTrust Bank, Central Florida,                     SunTrust Bank, Central Florida,
               National Association                                National Association
                    Attention:                                          Attention:
                                                                 Confirm by Telephone to:
------------------------------------------------------------------------------------------------------
                              DESCRIPTION OF OUTSTANDING NOTES TENDERED
------------------------------------------------------------------------------------------------------
            NAME(S) AND ADDRESS(ES) OF HOLDER(S)                     OUTSTANDING NOTES TENDERED
       (PLEASE FILL IN, IN BLANK, EXACTLY AS NAME(S)                (ATTACH ADDITIONAL SCHEDULE
              APPEAR(S) ON OUTSTANDING NOTES)                              IF NECESSARY)
------------------------------------------------------------------------------------------------------
                            (1)                                       (2)                  (3)
                                                                  CERTIFICATE        TOTAL PRINCIPAL
                                                                   NUMBER(S)            AMOUNT OF
                                                                 (IF ENCLOSING         OUTSTANDING
                                                                 CERTIFICATES)       NOTES TENDERED
------------------------------------------------------------------------------------------------------

                                                               -------------------------------------

                                                               -------------------------------------

                                                               -------------------------------------

                                                               -------------------------------------

                                                                     TOTAL
------------------------------------------------------------------------------------------------------

     THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE PROSPECTUS, DATED           ,
1998 (THE "PROSPECTUS"), OF BLUEGREEN CORPORATION, A MASSACHUSETTS CORPORATION (THE "COMPANY"), AND THIS LETTER OF TRANSMITTAL RELATING TO THE OFFER (THE "EXCHANGE OFFER") OF THE COMPANY, UPON THE TERMS AND SUBJECT TO THE CONDITIONS SET FORTH IN THE PROSPECTUS AND HEREIN AND THE INSTRUCTIONS HERETO, TO EXCHANGE $1,000 PRINCIPAL AMOUNT OF ITS 10 1/2% SENIOR SECURED NOTES DUE 2008, SERIES B (THE "EXCHANGE NOTES") FOR EACH $1,000 PRINCIPAL AMOUNT OF ITS OUTSTANDING
10 1/2% SENIOR SECURED NOTES DUE 2008 (THE "OUTSTANDING NOTES"), OF WHICH $110 MILLION AGGREGATE PRINCIPAL AMOUNT IS OUTSTANDING. THE MINIMUM PERMITTED TENDER IS $1,000 PRINCIPAL AMOUNT OF OUTSTANDING NOTES, AND ALL OTHER TENDERS MUST BE IN INTEGRAL MULTIPLES OF $1,000.

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION BY FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     The Exchange Offer will expire at 5:00 p.m., New York City time, on
          , 1998 (the "Expiration Date"), unless extended by the Company in its sole discretion, in which case the term Expiration Date shall mean the latest date and time to which the Exchange Offer is extended.

     HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE EXCHANGE NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER THEIR OUTSTANDING NOTES TO THE EXCHANGE AGENT PRIOR TO 5:00 P.M. ON THE EXPIRATION DATE.

     This Letter of Transmittal should be used only to exchange the Outstanding Notes, pursuant to the Exchange Offer as set forth in the Prospectus.

     This Letter of Transmittal is to be used (a) if Outstanding Notes are to be physically delivered to the Exchange Agent or (b) if delivery of Outstanding Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC" or the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering." Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

     Holders whose Outstanding Notes are not available or who cannot deliver their Outstanding Notes and all other documents required hereby to the Exchange Agent by 5:00 p.m. on the Expiration Date nevertheless may tender their Outstanding Notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 1.

     THE EXCHANGE OFFER IS NOT BEING MADE TO (NOR WILL THE SURRENDER OF OUTSTANDING NOTES FOR EXCHANGE BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE EXCHANGE OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.

     All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Prospectus.

     HOLDERS WHO WISH TO EXCHANGE THEIR OUTSTANDING NOTES MUST COMPLETE COLUMNS
(1) THROUGH (3) IN THE BOX ENTITLED "DESCRIPTION OF OUTSTANDING NOTES TENDERED" ON THE PRIOR PAGE, COMPLETE THE BOX BELOW ENTITLED "METHOD OF DELIVERY" AND SIGN WHERE INDICATED BELOW.

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OUTSTANDING NOTES TENDERED" AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE OUTSTANDING NOTES AND MADE CERTAIN REPRESENTATIONS DESCRIBED IN THE PROSPECTUS AND HEREIN.

                               METHOD OF DELIVERY
[ ] CHECK HERE IF CERTIFICATE FOR TENDERED OUTSTANDING NOTES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution:
                                  ----------------------------------------------

    Account Number:             Transaction Code Number:
                   -------------                        ------------------------


    Principal Amount of Tendered Notes:
                                       -----------------------------------------

    ----------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (SEE INSTRUCTIONS 1 AND 4):

    Name(s) of Registered Holder(s):
                                    --------------------------------------------

    Window Ticket Number (if any):
                                  ----------------------------------------------

    Date of Execution of Notice of Guaranteed Delivery:
                                                       -------------------------

    Name of Eligible Institution which Guaranteed Delivery:
                                                           ---------------------

     IF DELIVERED BY THE BOOK-ENTRY TRANSFER FACILITY, PROVIDE THE FOLLOWING
     INFORMATION:

    [ ]  The Depository Trust Company

    Account Number:               Transaction Code Number:
                   -------------                          ----------------------

    ----------------------------------------------------------------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE TEN ADDITIONAL COPIES OF THE PROSPECTUS AND COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     PLEASE NOTE: THE COMPANY HAS AGREED THAT, FOR A PERIOD OF DAYS AFTER THE EXPIRATION DATE, IT WILL MAKE COPIES OF THE PROSPECTUS AVAILABLE TO ANY PARTICIPATING BROKER-DEALER FOR USE IN CONNECTION WITH RESALES OF THE EXCHANGE NOTES.

    Name:
         -----------------------------------------------------------------------

    Address:
            --------------------------------------------------------------------
                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of Outstanding Notes indicated in the box entitled "Description of Outstanding Notes Tendered." Subject to, and effective upon, the acceptance for exchange of the Outstanding Notes tendered hereby, the undersigned hereby irrevocably sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Outstanding Notes, and hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent also acts as the agent of the Company and as Trustee under the Indenture governing the Outstanding Notes and the Exchange Notes) with respect to such Outstanding Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver certificates representing such Outstanding Notes, and to deliver all accompanying evidences of transfer and authenticity to or upon the order of the Company upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to which the undersigned is entitled upon the acceptance by the Company of such Outstanding Notes for exchange pursuant to the Exchange Offer, (b) receive all benefits and otherwise to exercise all rights of beneficial ownership of such Outstanding Notes, all in accordance with the terms of the Exchange Offer, and (c) present such Outstanding Notes for transfer on the register for such Outstanding Notes, and receive all benefits and otherwise exercise all rights of beneficial ownership of such Notes, all in accordance with the terms of the Exchange Offer.

     The undersigned acknowledges that prior to this Exchange Offer, there has been no public market for the Outstanding Notes or the Exchange Notes. If a market for the Exchange Notes should develop, the Exchange Notes could trade at a discount from their principal amount. The undersigned is aware that the Company does not intend to list the Exchange Notes on a national securities exchange and that there can be no assurance that an active market for the Exchange Notes will develop.

     If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes, it represents that the Outstanding Notes to be exchanged for Exchange Notes were acquired as a result of market-making activities or other trading activities and it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     THE EXCHANGE OFFER IS NOT BEING MADE TO, NOR WILL TENDERS BE ACCEPTED FROM OR ON BEHALF OF, HOLDERS OF THE OUTSTANDING NOTES IN ANY JURISDICTION IN WHICH THE MAKING OF THE OFFER OR ACCEPTANCE THEREOF WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION OR WOULD OTHERWISE NOT BE IN COMPLIANCE WITH ANY PROVISION OF ANY APPLICABLE SECURITY LAW.

     The undersigned represents that (a) it is not an "affiliate," as defined under Rule 405 of the Securities Act, of the Company or any of the Subsidiary Guarantors (as defined in the Prospectus), (b) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Exchange Notes, and (c) it is acquiring the Exchange Notes in the ordinary course of business. In addition, the undersigned acknowledges that an person participating in the Exchange Offer for the purpose of distributing the Exchange Notes must, in the absence of an exemption therefrom, comply with the registration and prospectus deliver requirements of the Securities Act in connection with a secondary resale of the Exchange Notes and cannot rely on the position of the staff of the Securities and Exchange Commission enunciated in no action letters and failure to comply with such requirements in such instance could result in the undersigned incurring liability under the Securities Act for which the undersigned is not indemnified by the Company. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the assignment, transfer and purchase of the Notes tendered hereby.

     The undersigned understands and acknowledges that the Company reserves the right, in its sole discretion, the purchase or make offers for any Outstanding Notes that remain outstanding subsequent to the Expiration Date or to terminate the Exchange Offer and, to the extent permitted by applicable law, purchase Outstanding Notes in the open market, in privately negotiated transactions or otherwise. The terms of any such purchases or offers will differ from the terms of the Exchange Offer.

     The undersigned hereby represents and warrants that (a) the undersigned accepts the terms and conditions of the Exchange Offer, (b) the undersigned has a net long position within the meaning of Rule 14e-4 under the Exchange Act ("Rule 14e-4") equal to or greater than the principal amount of Outstanding Notes tendered hereby, (c) the tender of such Outstanding Notes complies with Rule 14e-4 (to the extent that Rule 14e-4 is applicable to such exchange), (d) the undersigned has full power and authority to tender, exchange, assign and transfer the Outstanding Notes tendered hereby, and (e) when the same are accepted for exchange by the Company, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Outstanding Notes tendered hereby.

     The undersigned agrees that all authority conferred or agreed to be conferred by this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. The undersigned also agrees that, except as stated in the Prospectus, the Outstanding Notes tendered hereby cannot be withdrawn.

     The undersigned understands that tenders of the Outstanding Notes pursuant to any one of the procedures described in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering" and in the instructions hereto will constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions of the Exchange Offer.

     The undersigned understands that by tendering Outstanding Notes pursuant to one of the procedures described in the Prospectus and the instructions thereto, the tendering holder will be deemed to have waived the right to receive any payment in respect of interest on the Outstanding Notes accrued up to the date of issuance of the Exchange Notes.

     The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Outstanding Notes tendered. Outstanding Notes not accepted for exchange or withdrawn will be returned to the undersigned at the address set forth below unless otherwise indicated under "Special Delivery Instructions" below.

     Unless otherwise indicated herein under the box entitled "Special Issuance Instructions" below, Exchange Notes, and Outstanding Notes not validly tendered or accepted for exchange, will be issued in the name of the undersigned. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, Exchange Notes, and Outstanding Notes not validly tendered or accepted for exchange, will be delivered to the undersigned at the address shown below the signature of the undersigned. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" to transfer any Outstanding Notes from the name of the registered holder thereof if the Company does not accept for exchange any of the principal amount of such Outstanding Notes so tendered.

     All questions as to the validity, form, eligibility (including time of receipt), and withdrawal of the tendered Outstanding Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Outstanding Notes not properly tendered or any Outstanding Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company reserves the absolute right to reject any and all Outstanding Notes not properly tendered or any Outstanding Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to particular Outstanding Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instruction sin this Letter of Transmittal) will be final and binding. Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Outstanding Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Outstanding Notes will not be deemed to have been made until such irregularities have been cured or waived. Any Outstanding Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost to such holder by the Exchange Agent to the tendering holders of Outstanding Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

                                   SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)

X
--------------------------------------------------------------------------------

X
--------------------------------------------------------------------------------
              (SIGNATURE(S) OF HOLDER(S) OR AUTHORIZED SIGNATORY)

     Must be signed by the registered holder(s) of the Outstanding Notes exactly as their name(s) appear(s) on certificate(s) for the Outstanding Notes or by person(s) with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 3.

Name(s)
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title)
                     -----------------------------------------------------------

Address:
        ------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

(Area Code and Telephone Number)
                                ------------------------------------------------

                              SIGNATURE GUARANTEE
                              (SEE INSTRUCTIONS 3)

--------------------------------------------------------------------------------
            (Name of Eligible Institution Guaranteeing Signature(s))

--------------------------------------------------------------------------------
 (Address, Including Zip Code, and Telephone No., Including Area Code, of Firm)

--------------------------------------------------------------------------------
                             (Authorized Signature)

--------------------------------------------------------------------------------
                                 (Printed Name)

--------------------------------------------------------------------------------
                                    (Title)

Dated:
      ---------------------,

------------------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                         (SEE INSTRUCTIONS 3, 4 AND 6)

        To be completed ONLY if certificates for Outstanding Notes in a principal amount not exchanged and/or certificates for Exchange Notes are to be issued in the name of someone other than the undersigned, or if Outstanding Notes are to be returned by credit to an account maintained by the Book-Entry Transfer Facility.

   Issue (check appropriate box)

     [ ] Exchange Notes to:

     [ ] Outstanding Notes to:

   Name:
        -------------------------------------------------------
                                    (PLEASE PRINT)

   Address:
           ----------------------------------------------------

   ------------------------------------------------------------
                                    ZIP CODE

   ------------------------------------------------------------
                         TAXPAYER IDENTIFICATION NUMBER

                            (YOU MUST ALSO COMPLETE
                          SUBSTITUTE FORM W-9 BELOW.)

   Credit unaccepted Outstanding Notes tendered by book-entry transfer to:

   [ ] The Depository Trust Company account set forth below

          ------------------------------------------------------------
                              (DTC ACCOUNT NUMBER)
============================================================

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 3, 4, AND 6)

        To be completed ONLY if certificates for Outstanding Notes in a principal amount not exchange and/or certificates for Exchange Notes are to be sent to someone other than undersigned at an address other than that shown above.

   Deliver (check appropriate box)

     [ ] Exchange Notes to:

     [ ] Outstanding Notes to:

   Name:
        -------------------------------------------------------
                                    (PLEASE PRINT)

   Address:
           ----------------------------------------------------

   ------------------------------------------------------------
                                    ZIP CODE

   ------------------------------------------------------------
                         TAXPAYER IDENTIFICATION NUMBER

                            (YOU MUST ALSO COMPLETE
                          SUBSTITUTE FORM W-9 BELOW.)

------------------------------------------------------------

            INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF
                         THE OFFER AND THE SOLICITATION

     1. Delivery of this Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. To be effectively tendered pursuant to the Exchange Offer, the Outstanding Notes, together with a properly completed Letter of Transmittal (or facsimile thereof), duly executed by the registered holder thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth on the first page of this Letter of Transmittal. If the beneficial owner of any Outstanding Notes is not the registered holder, then such person may validly tender his or her Outstanding Notes only by obtaining and submitting to the Exchange Agent a properly completed Letter of Transmittal from the registered holder. OUTSTANDING NOTES SHOULD BE DELIVERED ONLY TO THE EXCHANGE AGENT AND NOT TO THE COMPANY OR TO ANY OTHER PERSON.

     THE METHOD OF DELIVERY OF OUTSTANDING NOTES AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER.

     SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY TO THE EXCHANGE AGENT BY 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

     If a holder desires to tender Outstanding Notes and such holder's Outstanding Notes are not immediately available or time will not permit such holder's Letter of Transmittal, Outstanding Notes or other required documents to reach the Exchange Agent on or before the Expiration Date, such holder's tender may be effected if:

          (a) the tender is made through an Eligible Institution (as defined);

          (b) prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Deliver (by facsimile transmission, mail or hand delivery) setting forth the name and address of the holder of the Outstanding Notes, the certificate number or numbers of such Outstanding Notes and the principal amount of Outstanding Notes tendered, stating that the tender is being made thereby, and guaranteeing that, within three business days after the Expiration Date, the Letter of Transmittal (or facsimile thereof) together with the certificate(s) representing the Outstanding Notes to be tendered in proper form for transfer or a Book-Entry Confirmation, as the case may be, and any other documents required by the Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and

          (c) such properly completed and executed Letter of Transmittal (or facsimile thereof) together with the certificate(s) representing all tendered Outstanding Notes in proper form for transfer and all other documents required by this Letter of Transmittal are received by the Exchange Agent within three business days after the Expiration Date.

     2. Withdrawal of Tenders. Tendered Outstanding Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date, unless previously accepted for exchange.

     To be effective, a written or facsimile transmission notice of withdrawal must (a) be received by the Exchange Agent at one of its addresses set forth on the first page of this Letter of Transmittal prior to 5:00 p.m., New York City time, on the Expiration Date, unless previously accepted for exchange, (b) specify the name of the person who tendered the Outstanding Notes, (c) contain the description of the Outstanding Notes to be withdrawn, the certificate numbers shown on the particular certificate evidencing such Outstanding Notes and the aggregate principal amount represented by such Outstanding Notes and (d) be signed by the holder of such Outstanding Notes in the same manner as the original signature appears on this Letter of Transmittal (including any required signature guarantee) or be accompanied by evidence sufficient to have the Trustee with respect to the Outstanding Notes register the transfer of such Outstanding Notes into the name of the holder withdrawing the tender. The signature(s) on the notice of withdrawal must be guaranteed by an Eligible Institution unless such Outstanding Notes have been tendered (a) by a registered holder of Outstanding Notes who has not completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) for the account of an Eligible Institution. All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices shall be determined by the company, whose determination shall be final and binding on all parties. If the Outstanding Notes to be withdrawn have been delivered or otherwise identified to the Exchange Agent, a signed notice of withdrawal is effective immediately upon receipt by the Exchange Agent of a written or facsimile transmission notice of withdrawal even if physical release is not yet effected. In addition, such notice must specify, in the case of Outstanding Notes tendered by delivery of certificates for such outstanding Notes, the name of the registered holder (if different from that of the tendering holder) to be credited with the withdrawn Outstanding Notes. Withdrawals may not be rescinded, and any Outstanding Notes withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer. However, properly withdrawn Outstanding Notes may be retendered by following one of the procedures described under "The Exchange Offer -- Procedures for Tendering" in the Prospectus at any time on or prior to the applicable Expiration Date.

     3. Signatures on this Letter of Transmittal, Bond Powers and Endorsement; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered holder(s) of the Outstanding Notes tendered hereby, the signature must correspond exactly with the name(s) as written on the face of the certificates without any change whatsoever.

     If any Outstanding Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any Outstanding Notes tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

     When this Letter of Transmittal is signed by the registered holder or holders specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required unless Exchange Notes are to be issued, or certificates for any untendered principal amount of Outstanding Notes are to be reissued, to a person other than the registered holder.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either cased signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s).

     If this Letter of Transmittal or a Notice of Guaranteed Delivery or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorney-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

     Except as described below, signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution, Signatures of this Letter of Transmittal or a notice of withdrawal, as the case may be, need not be guaranteed if the Outstanding Notes tendered pursuant hereto are tendered (a) by a registered holder of Outstanding Notes who has not completed either the box "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) for the account of an Eligible Institution. In the event that signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantee must be by a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States (each as "Eligible Institutions").

     Endorsements on certificates for Outstanding Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by an Eligible Incitation.

     4. Special Issuance and Delivery Instructions. Tendering holders should indicate in the applicable box the name and address to which certificates for Exchange notes and/or substitute certificates evidencing Outstanding Notes for the principal amounts not exchanged are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. If not such instructions are given, any Outstanding Notes not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.

     5. Tax Identification Number Withholding. Federal income tax law of the United States requires that a holder of Outstanding Notes whose Outstanding Notes are accepted for exchange provide the Company with the holder's correct taxpayer identification number, which, in the case of a holder who is an individual, is his or her social security number, or otherwise establish an exemption from backup withholding. If the Company is not provided with the correct taxpayer identification number, the exchanging holder of Outstanding Notes may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS"). In addition, interest on the Exchange Notes acquired pursuant to the Exchange Offer may be subject to backup withholding in an amount equal to 31% of any interest payment. If withholding occurs and results in an overpayment of taxes, a refund may be obtained.

     To prevent backup withholding, an exchanging holder of Outstanding Notes must provide his correct taxpayer identification number by completing the Substitute Form W-9 provided in this Letter of Transmittal, certifying that the taxpayer identification number provided is correct (or that the exchanging holder of Outstanding Notes is awaiting a taxpayer identification number) and that either (a) the exchanging holder has not yet been notified by the IRS that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (b) the IRS has notified the exchanging holder that such holder is no longer subject to backup withholding.

     Certain exchanging holders of Outstanding Notes (including, among others, all corporations and certain foreign individuals)are not subject to these backup withholding requirements. A foreign individual and other exempt holders other than foreign individuals (e.g., corporations) should certify, in accordance with the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9," to such exempt status on the Substitute

Form W-9 provided in this Letter of Transmittal. Foreign individuals should complete and provide Form W-8 to indicate their foreign status.

     6. Transfer Taxes. Holders tendering pursuant to the Exchange Offer will not be obligated to pay brokerage commissions or fees or to pay transfer taxes with respect to their exchange under the Exchange Offer unless the box entitled "Special Issuance Instructions" in this Letter of Transmittal has been completed, or unless the Exchange Notes are to be issued to any person other than the holder of the Outstanding Notes tendered for exchange. The company will pay all other charges or expenses in connection with the Exchange Offer. If holders tender Outstanding Notes for exchange and the Exchange Offer is not consummated, certificates representing the Outstanding Notes will be returned to the holders at the Company's expense.

     Except as provided in this Instructions 6, it will not be necessary for transfer tax stamps to be affixed to the certificate(s) specified in this Letter of Transmittal.

     7. Inadequate Space. If the space provided herein is inadequate, the aggregate principal amount of the Outstanding Notes being tendered and the certificate numbers (if available) should be listed on a separate schedule attached hereto and separately signed by all parties required to sign this Letter of Transmittal.

     8. Partial Tenders. Tenders of Outstanding Notes will be accepted only in integral multiples of $1,000. If tenders are to be made with respect to less than the entire principal amount of any Outstanding Notes, fill in the principal amount of Outstanding Notes which are tendered in column (3) in the box on the cover entitled "Description of Outstanding Notes Tendered." In the case of partial tenders, new certificates representing the Outstanding Notes in fully registered form for the remainder of the principal amount of the Outstanding Notes will be sent to the person(s) as promptly as practicable after the expiration or termination of the Exchange Offer.

     9. Mutilated, Lost, Stolen or Destroyed Notes. Any holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

     10. Request for Assistance or Additional Copies. Requests for assistance or additional copies of the Prospectus or this Letter of Transmittal may be obtained from the Exchange Agent at its telephone number set forth on the first page.

     11. No Conditional Tender. No alternative, conditional, irregular or contingent tender of Notes on transmittal of this Letter of Transmittal will be accepted.

                                 PAYER'S NAME:
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

                                     PART I--PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND      ----------------------------
  SUBSTITUTE                         CERTIFY BY SIGNING AND DATING BELOW.                            SOCIAL SECURITY NUMBER
   FORMW-9
                                                                                                               OR
                                                                                                  ----------------------------
                                                                                                 EMPLOYER IDENTIFICATION NUMBER
                                   ---------------------------------------------------------------------------------------------
  DEPARTMENT OF THE TREASURY
  INTERNAL REVENUE SERVICE           CERTIFICATION -- UNDER PENALTIES OF PERJURY, I CERTIFY                PART II --
                                     THAT:                                                              AWAITING TIN [ ]
                                     (1) THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER
                                         IDENTIFICATION NUMBER (OR I AM WAITING FOR NUMBER TO             PART III --
                                         BE ISSUED TO ME)(AND                                              EXEMPT [ ]
                                     (2) I AM NOT SUBJECT TO BACKUP WITHHOLDING EITHER
                                         BECAUSE: (A) I AM EXEMPT FROM BACKUP WITHHOLDING; OR
                                         (B) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE
                                         SERVICE ("IRS") THAT I AM SUBJECT TO BACKUP
                                         WITHHOLDING AS A RESULT OF FAILURE TO REPORT ALL
                                         INTEREST OR DIVIDENDS, OR (C) THE IRS HAS NOTIFIED
                                         ME THAT I AM NO LONGER SUBJECT TO BACKUP
                                         WITHHOLDING.
                                   ---------------------------------------------------------------------------------------------
                                        CERTIFICATION INSTRUCTIONS -- YOU MUST CROSS OUT ITEM (2) ABOVE IF YOU HAVE BEEN
                                        NOTIFIED BY THE IRS THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING BECAUSE OF
  PAYER'S REQUEST FOR                   UNDER-REPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN. HOWEVER, IF AFTER BEING
  TAXPAYER IDENTIFICATION               NOTIFIED BY THE IRS THAT YOU WERE SUBJECT TO BACKUP WITHHOLDING YOU RECEIVED ANOTHER
  NUMBER ("TIN")                        NOTIFICATION FROM THE IRS STATING THAT YOU ARE NO LONGER SUBJECT TO BACKUP
                                        WITHHOLDING, DO NOT CROSS OUT ITEM (2). IF YOU ARE EXEMPT FROM BACKUP WITHHOLDING,
                                        CHECK THE BOX IN PART III.
                                        SIGNATURE __________  DATE __________ , 1998
-----------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER AND THE SOLICITATION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER OF SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART II OF SUBSTITUTE FORM W-9.

-----------------------------------------------------------------------------------------------------------------------------
                                   CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND EITHER
     (A) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE APPROPRIATE
     INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE OR (B) I INTEND TO MAIL OR DELIVER AN
     APPLICATION IN THE NEAR FUTURE. I UNDERSTAND THAT IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION NUMBER TO THE PAYER
     BY THE TIME OF PAYMENT, 31% OF ALL REPORTABLE PAYMENTS MADE TO ME WILL BE WITHHELD UNTIL I PROVIDE A NUMBER AND
     TAT, IF I DO NOT PROVIDE MY TAXPAYER IDENTIFICATION NUMBER WITHIN 60 DAYS, SUCH RETAINED AMOUNTS SHALL BE REMITTED
     TO THE IRS AS BACKUP WITHHOLDING.


                                                                          --------------------------------- ,
     ------------------------------------------------------------------   1998
                                  Signature                                               Date
--------------------------------------------------------------------------------------------------------------------

                               OFFER TO EXCHANGE

                10 1/2% SENIOR SECURED NOTES DUE 2008, SERIES B
                          FOR ANY AND ALL OUTSTANDING
                     10 1/2% SENIOR SECURED NOTES DUE 2008

                                       OF

                             BLUEGREEN CORPORATION

     THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME ON
            , 1998, UNLESS EXTENDED. TENDERS OF 10 1/2% SENIOR SECURED NOTES DUE 2008, SERIES B MAY ONLY BE WITHDRAWN UNDER THE CIRCUMSTANCES DESCRIBED IN THE PROSPECTUS AND THE LETTER OF TRANSMITTAL.

                                                                          , 1998

To Our Clients:

     Enclosed for your consideration is the Prospectus dated             , 1998
(the "Prospectus") and the related letter of Transmittal and instructions thereto (the "Letter of Transmittal") in connection with the offer (the "Exchange Offer") of Bluegreen Corporation, a Massachusetts corporation (the "Company"), to exchange $1,000 principal amount of its 10 1/2% Senior Secured Notes due 2008, Series B (the "Exchange Notes") for each $1,000 principal amount of its outstanding 10 1/2% Senior Secured Notes due 2008 (the "Outstanding Notes").

     Consummation of the Exchange Offer is subject to certain conditions described in the Prospectus. Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Prospectus.

     WE ARE THE REGISTERED HOLDER OF OUTSTANDING NOTES HELD BY US FOR YOUR ACCOUNT. A TENDER OF ANY SUCH OUTSTANDING NOTES CAN BE MADE ONLY BY US AS THE REGISTERED HOLDER AND PURSUANT TO YOUR INSTRUCTIONS. THE LETTER OF TRANSMITTAL IS FURNISHED TO YOU FOR YOUR INFORMATION ONLY AND CANNOT BE USED BY YOU TO TENDER OUTSTANDING NOTES HELD BY US FOR YOUR ACCOUNT.

     Accordingly, we request instructions as to whether you wish us to tender any or all such Outstanding Notes held by us for your account pursuant to the terms and conditions set forth in the Prospectus and the Letter of Transmittal. We urge you to read carefully the Prospectus an the Letter of Transmittal before instructing us to tender your Outstanding Notes.

     Your instructions to us should be forwarded as promptly as possible in order to permit us to tender Outstanding Notes on your behalf in accordance with the provisions of the Exchange Offer. THE EXCHANGE OFFER WILL EXPIRE AT 5:00
P.M., NEW YORK CITY TIME ON             , 1998 (the "Expiration Date"), UNLESS
EXTENDED. Outstanding Notes tendered pursuant to the Exchange Offer may only be withdrawn under the circumstances described in the Prospectus and the Letter of Transmittal.

     Your attention is directed to the following:

          1. The Exchange Offer is for the entire aggregate principal amount of Outstanding Notes.

          2. Consummation of the Exchange Offer is conditioned upon the conditions set forth in the Prospectus under the caption "The Exchange Offer -- Conditions."

          3. Tendering holders may withdraw their tender at any time until the Expiration Date.

          4. Any transfer taxes incident to the transfer of Outstanding Notes from the tendering holder to the Company will be paid by the Company, except as provided in the Prospectus and the instructions to the letter of Transmittal.

          5. The Exchange Offer is not being made to (nor will the surrender of Outstanding Notes for exchange be accepted from or on behalf of) holders of Outstanding Notes in any jurisdiction in which the making or acceptance of the Exchange Offer would not be in compliance with the laws of such jurisdiction.

          6. The acceptance for exchange of Outstanding Notes validly tendered and not be validly withdrawn and the issuance of Exchange Notes will be made as promptly as practicable after the Expiration Date. However, subject to rules promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company expressly reserves the right to delay acceptance of any of the Outstanding Notes or to terminate the Exchange Offer and not accept for purchase any Outstanding Notes not theretofore accepted if any of the conditions set forth in the Prospectus under the caption "The Exchange Offer Conditions" shall not have been satisfied or waived by the Company.

          7. The Company expressly reserves the right, in its sole discretion,
     (i) to delay accepting any Outstanding Notes, (ii) to extend the Exchange Offer, (iii) to amend the terms of the Exchange Offer or (iv) to terminate the Exchange Offer. Any delay, extension, amendment or termination will be followed as promptly as practicable by oral or written notice to the Exchange Agent and the Company will mail to the registered holders an announcement thereof, each prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date. Except as otherwise provided in the Prospectus, withdrawal rights with respect to Outstanding Notes tendered pursuant to the Exchange Offer will not be extended or reinstated as a result of an extension or amendment of the Exchange Offer.

          8. Consummation of the Exchange Offer may have adverse consequences to non-tendering Outstanding Note holders, including that the reduced amount of Outstanding Notes as a result of the Exchange Offer may adversely affect the trading market, liquidity and market price of the Outstanding Notes.

     If you wish to have us tender any or all of the Outstanding Notes held by us for your account, please so instruct us by completing, executing and returning to us the instruction form that follows:

                             BLUEGREEN CORPORATION

                   INSTRUCTIONS REGARDING THE EXCHANGE OFFER

                              WITH RESPECT TO THE

                10 1/2% SENIOR SECURED NOTES DUE 2008, SERIES B

TO REGISTERED HOLDER AND/OR PARTICIPANTS OF
    THE BOOK-ENTRY TRANSFER FACILITY

     THE UNDERSIGNED ACKNOWLEDGE(S) RECEIPT OF YOUR LETTER AND THE ENCLOSED DOCUMENTS REFERRED TO THEREIN RELATING TO THE EXCHANGE OFFER OF THE COMPANY.

     THIS WILL INSTRUCT YOU TO TENDER THE PRINCIPAL AMOUNT OF OUTSTANDING NOTES INDICATED BELOW HELD BY YOU FOR THE ACCOUNT OF THE UNDERSIGNED PURSUANT TO THE TERMS OF AND CONDITIONS SET FORTH IN THE PROSPECTUS AND THE LETTER OF TRANSMITTAL.

Box 1 [ ] Please tender the Outstanding Notes held by you for my account, as indicated below.

Box 2 [ ] Please do not tender any Outstanding Notes held by you for my account.

The aggregate face amount of the Notes held by you for the account of the
undersigned is [fill in amount]: $               of the 10 1/2% Senior Secured
Notes due 2008.

With respect to the Exchange Offer, the undersigned hereby instructs you [check appropriate box]:


[ ] To TENDER the following Notes held by you for the account of the undersigned [insert principal amount of notes to be tendered if any]: $.

[ ]   NOT TO TENDER any Notes held by you for the account of the undersigned.

Date: ------------------------------, 1998           ----------------------------------------------

                                                     ----------------------------------------------
                                                     Signature(s)

Principal Amount of Outstanding Notes to be Tendered: $          * (must be in the principal amount
of $1,000 or an integral multiple thereof)

----------------------------------------------       ----------------------------------------------

----------------------------------------------       Taxpayer Identification or Social Security
Please print name(s) here                            Number

----------------------------------------------       ----------------------------------------------
Area code and Telephone Number                       My Account Number with You

*UNLESS OTHERWISE INDICATED, SIGNATURE(S) HEREON BY BENEFICIAL OWNER(S) SHALL CONSTITUTE AN INSTRUCTION TO THE NOMINEE TO TENDER ALL OUTSTANDING NOTES OF SUCH BENEFICIAL OWNER(S).

     If the undersigned instructs you to tender the Notes held by you for the account of the undersigned, it is understood that you are authorized (a) to make, on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representations and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a beneficial owner, including but not limited to the representations that (i) the undersigned's principal residence is in the state of [fill in state]
              , (ii) the undersigned is acquiring the Exchange Notes in the ordinary course of business of the undersigned, (iii) the undersigned is not participating, does not intend to participate, and has no arrangement or understanding with any person to participate in the distribution of the Exchange Notes, (iv) the undersigned acknowledges that any person participating in the Exchange Offer for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "Act"), in connection with a secondary resale transaction of the Exchange Notes acquired by such person and cannot rely on the position of the Staff of the Securities and Exchange Commission set forth in noaction letters that are discussed in the section of the Prospectus entitled "The Exchange Offer -- Resales of the New Notes," and (v) the undersigned is not an "affiliate," as defined in Rule 405 under the Act, of the Company; (b) to agree, on behalf of the undersigned, as set forth in the Letter of Transmittal; and (c) to take such other action as necessary under the Prospectus or the Letter of Transmittal to effect the valid tender of such Notes.

     [ ] Check this box if the Beneficial Owner of the Notes is a Participating Broker-Dealer and such Participating Broker-Dealer acquired the Notes for its own account as a result of market-making activities or other trading activities. IF THIS BOX IS CHECKED, PLEASE SEND A COPY OF THESE INSTRUCTIONS TO JOHN F. CHISTE, CHIEF FINANCIAL OFFICER OF THE
          COMPANY, VIA FACSIMILE: (561)           .

                        SUNTRUST BANK, CENTRAL FLORIDA,
                              NATIONAL ASSOCIATION
                                   [ADDRESS]

                             BLUEGREEN CORPORATION

                               OFFER TO EXCHANGE

                10 1/2% SENIOR SECURED NOTES DUE 2008, SERIES B
                          FOR ANY AND ALL OUTSTANDING
                     10 1/2% SENIOR SECURED NOTES DUE 2008

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME ON
              , 1998, UNLESS EXTENDED. TENDERS OF 10 1/2% SENIOR SECURED NOTES DUE 2008, SERIES B MAY ONLY BE WITHDRAWN UNDER THE CIRCUMSTANCES DESCRIBED IN THE PROSPECTUS AND THE LETTER OF TRANSMITTAL.

To Brokers, Dealers, Commercial Banks, Trust Companies and other Nominees:

     We have been appointed by Bluegreen Corporation, a Massachusetts corporation (the "Company"), to act as the Exchange Agent in connection with the offer (the "Exchange Offer") of the Company to exchange $1,000 principal amount of its 10 1/2% Senior Secured Notes due 2008, Series B for each $1,000 principal amount of its 10 1/2% Senior Secured Notes due 2008 (the "Outstanding Notes"), upon the terms and subject to the conditions set forth in the Prospectus dated , 1998 (the "Prospectus") and in the related Letter of Transmittal and the instructions thereto (the "Letter of Transmittal").

     Enclosed herewith are copies of the following documents:

          1. The Prospectus;

          2. The Letter of Transmittal for your use and for the information of your clients, together with guidelines of the Internal Revenue Service for Certification of Taxpayer Identification Number on Substitute Form W-9 providing information relating to backup federal income tax withholding;

          3. Notice of Guaranteed Delivery to be used to accept the Exchange Offer if the Notes and all other required documents cannot be delivered to the Exchange Agent on or prior to the Expiration Date (as defined);

          4. A form of letter which may be sent to your clients for whose account you hold the Notes in your name or in the name of a nominee, with space provided for obtaining such clients' instructions with regard to the Exchange Offer; and

          5. A return envelope addressed to the Exchange Agent.

     PLEASE NOTE THAT THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME ON             , 1998 (the "Expiration Date"), UNLESS EXTENDED. WE URGE YOU
TO CONTACT YOUR CLIENTS AS PROMPTLY AS POSSIBLE.

     The Company will not pay any fees or commission to any broker or dealer or other person (other than to the Exchange Agent) for soliciting tenders of the Notes pursuant to the Exchange Offer. You will be reimbursed for customary mailing and handling expenses incurred by you in forwarding the enclosed materials to your clients.

     Additional copies of the enclosed materials may be obtained by contacting the Exchange Agent as provided in the enclosed Letter of Transmittal.

                                         Very truly yours,
                                         SUNTRUST BANK, CENTRAL FLORIDA,
                                         NATIONAL ASSOCIATION

     NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU OR ANY OTHER PERSON, THE AGENT OF THE COMPANY OR THE EXCHANGE AGENT OR AUTHORIZE YOU OR ANY OTHER PERSON TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION ON BEHALF OF ANY OF THEM WITH RESPECT TO THE EXCHANGE OFFER NOT CONTAINED IN THE PROSPECTUS OR THE LETTER OF TRANSMITTAL.